DELAWARE(SM)
INVESTMENTS
------------                                      Delaware Strategic Income Fund



Current Income





                                                         2001 SEMI-ANNUAL REPORT



                            [Current Income Artwork]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders                   1

Portfolio Management
Review                                   3

Performance Summary                      5

Financial Statements

  Statement of Net Assets                6

  Statement of Assets
  and Liabilities                       10

  Statement of Operations               11

  Statements of Changes in
  Net Assets                            12

  Financial Highlights                  13

  Notes to Financial
  Statements                            17


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $90 billion in assets as of December 31, 2000.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C) Delaware Distributors, L.P.

Dear Shareholder


"THE U.S. ECONOMIC
SLOWDOWN BROUGHT
ABOUT A GENERAL DECLINE
IN CORPORATE
CONFIDENCE, AND THE
PERIOD SAW MORE CREDIT
DOWNGRADES THAN
UPGRADES FOR U.S.
CORPORATE BONDS.


March 5, 2001

Recap of Events -- The six-month period ended January 31, 2001 was characterized by economic slowdown and corporate earnings disappointments in the U.S., leading many fixed-income investors to seek issues of the highest credit qualities. The Federal Reserve ended its vigil on inflation during the period, and by January was aggressively lowering short-term interest rates in an effort to stimulate a U.S. economy that was slowing faster than anticipated.

This set of conditions affected the various fixed-income markets in different ways. Prices for U.S. Treasury securities, which had performed so well early in 2000, continued to trend upward throughout the fall. The heavy demand for Treasuries was likely given a boost by investors concerned about stock market volatility, as well as by foreign investors seeking to capitalize on a U.S. dollar that remained strong throughout much of the period.

Investors in foreign government bonds often saw returns early in the period negated by conversion to the strong U.S. dollar. In November, as the euro mounted an advance against the dollar, many foreign government bond portfolios began to show more positive results (Source: Lipper, Inc.).

The U.S. economic slowdown brought about a general decline in corporate confidence, and the period saw more credit downgrades than upgrades for U.S. corporate bonds (Source: Moody's Investors Service). High-grade corporate bonds generally benefited, as many investors searched for quality. High-yield, non-investment-grade bonds continued a slump that began in the summer of 1998. Statistics for new bond issuance in the fourth quarter of 2000 spoke of the imbalance in demand. Investment-grade issuance was up 24% over the same quarter one year earlier, to $89.5 billion, while the final quarter of 2000 saw the smallest amount of quarterly speculative-grade bond issuance since 1991 (Source:
Moody's Investors Service).

Late in the period, high-yield bonds may have begun to look comparatively attractive to fixed-income investors seeking value. The high-yield bond market finally experienced a round of buying in December and January that sent prices higher and yields (which move inversely to price) downward.


Total Return
For the Period Ended January 31, 2001                       Six Months
--------------------------------------------------------------------------------
Delaware Strategic Income Fund -- Class A Shares               +1.19%
--------------------------------------------------------------------------------
Lipper Multi-Sector Funds Average (125 funds)                  +2.60%
Lehman Brothers Aggregate Bond Index                           +8.12%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lehman Brothers Aggregate Bond Index is an unmanaged index that generally tracks U.S. government and corporate bond markets. The Lipper category represents the average of all multi-sector bond funds tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Strategic Income Fund returned +1.19% (Class A shares at net asset value with distributions reinvested) for the six months ended January 31, 2001. Its benchmark, the Lehman Brothers Aggregate Bond Index, rose 8.12% for the same period. Your Fund's return trailed the Lipper Multi-Sector Funds Average, which returned +2.60% for the same period. Your Fund's 30-day current SEC yield as of January 31, 2001 was +8.17%.

Market Outlook -- We are currently optimistic about all of the fixed-income markets in which your Fund invests. With the U.S. economy slowing, we believe credit concerns could continue to boost prices in both the high-grade corporate and U.S. Treasury markets, even if interest rates continue to decline.

We are also encouraged by the recent momentum in the high-yield bond market. Although we believe ongoing credit concerns could limit the current rally, we think the likelihood of an extended recovery later in the year is good, especially given the positive long-term outlook for the economy.

We believe that multi-sector fixed-income funds like Delaware Strategic Income Fund will continue to play a role in well-diversified portfolios. If you need help in determining which types of fixed-income investments are right for you, please contact your financial adviser.

On the pages that follow, your Fund's portfolio managers explain the Fund's positioning during the period and provide their outlook for the markets in which they invest. We thank you for your confidence in Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.               /s/ David K. Downes
------------------------------------       -------------------------------------
Charles E. Haldeman, Jr.                   David K. Downes
Chairman,                                  President and Chief Executive Officer
Delaware Investments Family of Funds       Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

           Paul Grillo, Jr.
   Senior Portfolio Manager
U.S. Investment Grade Bonds

             Peter Andersen
   Senior Portfolio Manager
      U.S. High-Yield Bonds

           Christopher Moth
   Senior Portfolio Manager
              Foreign Bonds

               Joanna Bates
   Senior Portfolio Manager
              Foreign Bonds

              March 5, 2001

The Fund's Results
Delaware Strategic Income Fund generated a +1.19% return for the six months ended January 31, 2001 (Class A shares at net asset value with distributions reinvested). As the six-month period began, both our high-yield and foreign-bond allocations were facing challenging environments, while prices in the U.S. Treasury and high-grade corporate bond markets were rising. The Fund was given a boost in the final months of the period, as the high-yield market experienced its first sustained rally in more than two years. In addition, the U.S. dollar began to lose strength, which helped some of our non-U.S. bond holdings.

During the period, the U.S. Federal Reserve moved from a tightening bias to a neutral stance, and then eventually lowered interest rates in January when faced with stronger-than-expected economic slowing. The Fund's average duration was
6.31 years on January 31, 2001. Duration is a common measure of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates. As of January 31, 2001, the Fund's duration was shorter than it was at the start of the period on August 1, 2000, signaling that the Fund is somewhat less sensitive to interest rate changes than it was six months ago.

As of January 31, 2001, our allocation to U.S. investment-grade bonds accounted for 20.8% of the portfolio, high-yield bonds 34.5%, and foreign bonds 35.4%. In the past, the Fund has held some U.S. equities, but as of January 31, 2001 it was not invested in common stock.

Portfolio Highlights
U.S. High-Yield Bonds -- For much of the six-month period, the high-yield bond market continued to experience the troubles that have plagued it since the summer of 1998. Credit concerns generally inhibited the performance of non-investment-grade securities, and investors often sought only fixed-income securities of the highest credit qualities. In addition, the market continued to suffer from a rising default rate.

A new investment team, led by Peter Andersen, took over management of our high-yield bond portfolio in September. During the period, the team made some changes to the portfolio, which helped to align the Fund's holdings with analysts' specific areas of expertise. This realignment included adding to positions in bellwether telecommunications bonds that we consider to be core holdings, as well as to select retail and cable positions.

By early December, we began seeing improved performance from our high-yield bonds as the market finally reversed its direction.

The new management team, which employs bottom-up research as the core of its investment strategy, had allocated 9.47% of assets to telecommunications bonds as of January 31, 2001, including paper from issuers such as Nextel, Nextlink, Winstar, and Williams Communications.

"BY EARLY DECEMBER, WE
BEGAN SEEING IMPROVED
PERFORMANCE FROM OUR
HIGH-YIELD BONDS AS THE
MARKET FINALLY REVERSED
ITS DIRECTION."


Foreign Bonds -- Wide discrepancies in currency valuations continued to play a large role in our returns from foreign bonds. During the first three months of the period, the dollar was quite strong. Often, returns that were strong in local-currency terms were diminished after being converted to U.S. dollars.

We have maintained for some time that a number of world currencies -- including the euro and both the Australian and New Zealand dollars -- were undervalued versus the U.S. dollar. As a result, we kept the foreign bond portion of Delaware Strategic Income Fund weighted heavily in those currencies during the period. Around mid-November, the U.S. dollar began to weaken against all three currencies, producing better results for your Fund over the final months of the period.

Our currency analysis concludes that fair value for the euro is around $1.15 U.S. Considering that the euro was trading at $0.94 on January 31, 2001, we expect more appreciation for euro-based bonds in 2001.

We also believe that bond markets in Australia and New Zealand remain undervalued. We continue to be invested in government bonds in both countries. As of January 31, 2001, the Fund continues to hold a very small percentage of bonds from Japan, since we believe there is a high public debt risk there and can find very little value.

U.S. Investment-Grade Bonds -- Our allocation to domestic investment-grade bonds comprised 20.8% of the portfolio as of January 31, 2001. Generally, investment-grade corporate bonds fared well during the period, as investors sought the relative security of high credit quality issues. Domestic high-grade corporate bond holdings as of January 31, 2001 included visible names such as Comcast Cable Communications, Wells Fargo, Citigroup, and USX.

U.S. Treasury bonds and notes, which represented roughly 1.9% of net assets as of January 31, 2001, performed well throughout much of the period. Since our investment strategy limits the amount of U.S. Treasuries the Fund can hold, we had fewer than the benchmark index during the period and did not benefit from their strong performance to the same extent as the benchmark.

Outlook
Because the U.S. economy is currently slowing, we expect more companies to miss earnings projections during the first half of 2001 -- especially in economically sensitive sectors. In our view, this could lead to ongoing credit concerns in corporate bond markets. Even so, we believe that the Federal Reserve's bias toward lower interest rates is a cause for optimism about the economy's prospects later in the year. We believe this brighter long-term economic outlook bodes well for corporate debt markets.

In addition, we continue to believe our foreign bond allocation is well-positioned for the near-term future given certain currency valuations. With these considerations, we are optimistic that Delaware Strategic Income Fund is poised for a strong year.

FUND BASICS
-----------
As of January 31, 2001

Fund Objective
The Fund seeks high current
income and total return.

Total Fund Net Assets
$29.93 million

Number of Holdings
154

Fund Start Date
October 1, 1996

Your Fund Management
Paul Grillo, Jr. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and Trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. He is a Chartered Financial Analyst.

Peter Andersen is Senior Portfolio manager of Delaware's high-yield funds. Prior to joining Delaware in September 2000, Mr. Andersen was portfolio manager at Conseco Capital Management. He holds a Master's degree in Finance from Harvard University and a Master's degree in Physics from Yale University. Mr. Andersen is also a CFA charterholder.

Christopher Moth joined Delaware International Advisers Ltd. in 1992 and currently chairs the firm's Global Fixed Income and Currency Committee. He previously worked at the Guardian Royal Exchange and has also been awarded the certificate of Finance and Investment from the Institute of Actuaries in London.

Joanna Bates is a graduate of London University and joined Delaware International Advisers Ltd. in 1997. Previously she was Associate Director, Fixed Income at Hill Samuel Investment Management.

DELAWARE STRATEGIC INCOME FUND PERFORMANCE
------------------------------------------

Average Annual Total Returns
Through January 31, 2001                    Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
   Excluding Sales Charge                    +2.65%      +0.09%
   Including Sales Charge                    +1.52%      -4.70%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
   Excluding Sales Charge                    +1.92%      -0.66%
   Including Sales Charge                    +1.59%      -4.31%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
   Excluding Sales Charge                    +1.92%      -0.66%
   Including Sales Charge                    +1.92%      -1.58%
--------------------------------------------------------------------------------

Delaware Strategic Income Fund invests a portion of its portfolio in high-yield bonds, which involves greater risks than investing in higher quality fixed-income securities. The Fund also invests in foreign bonds, which involves additional, country-specific risks. Returns reflect the reinvestment of all distributions and, where indicated, any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and Class C shares, excluding sales charge, assumes either contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended January 31, 2001 for Delaware Strategic Income Fund Institutional Class shares were +2.95% and +1.56%, respectively. The Institutional Class is available without a sales charge only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Strategic Income Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbols
Class A: DISAX
Class B: DISBX
Class C: DISCX
Institutional Class: DISIX

Statement of Net Assets

DELAWARE STRATEGIC INCOME FUND
------------------------------
                                                                       Market
                                                          Principal    Value
January 31, 2001 (Unaudited)                              Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Agency Collateralized Mortgage Obligations - 1.01%
   Federal Home Loan Mortgage Corporation
     Series T-11 A5 6.50% 1/25/15 ....................   $ 50,000     $  50,464
   Federal National Mortgage Association
     Whole Loan Series 98-W3 A2
     6.50% 7/25/28 ...................................    150,648       150,382
   Government National Mortgage Association
     Series 98-9 B 6.85% 12/20/25 ....................    100,000       101,645
                                                                     ----------
   Total Agency Collateralized Mortgage
     Obligations (cost $302,818) .....................                  302,491
                                                                     ----------
   Agency Mortgage-Backed Securities - 5.35%
   Federal National Mortgage Association
     6.50% 3/1/15 ....................................    160,000       161,050
     7.00% 9/1/30 ....................................    228,099       230,665
     7.00% 2/1/31 ....................................    865,000       875,002
   Government National Mortgage Association
     7.50% 11/15/29 ..................................    266,735       273,986
     9.50% 9/15/17 ...................................     23,194        25,042
     10.00% 7/15/17 ..................................     30,846        33,410
                                                                     ----------
   Total Agency Mortgage-Backed
     Securities (cost $1,578,126) ....................                1,599,155
                                                                     ----------
   Agency Obligations - 0.63%
   Federal National Marketing Association
     7.25% 1/15/10 ...................................    125,000       137,240
   Student Loan Marketing Association
     98-1 A1 6.738% 1/25/07 ..........................     49,811        49,741
                                                                     ----------
   Total Agency Obligations
     (cost $176,523) .................................                  186,981
                                                                     ----------
   Asset-Backed Securities - 1.94%
   MBNA Master Credit Card Trust
   Series 00-IA 6.90% 1/15/08 ........................    100,000       104,651
     MBNA Master Credit Card Trust
     Series 01-A A 5.72% 7/15/08 .....................    180,000       180,000
   NationsCredit Grantor Trust
     Series 97-1A 6.75% 8/15/13 ......................    106,315       108,708
   Peoplefirst.com Auto Receivables Owner Trust
     Series 00-2 A4 6.43% 9/15/07 ....................    100,000       101,969
   Philadelphia, Pennsylvania Authority For
     Industrial Development Tax Claim Revenue
     Class A 6.488% 6/15/04 ..........................     87,119        86,030
                                                                     ----------
   Total Asset-Backed Securities
     (cost $575,560) .................................                  581,358
                                                                     ----------

   Commercial Mortgage-Backed Securities - 1.36%
   Comm Series 00-C1A1 7.206% 9/15/08 ................     98,249       103,076
   GMACC 00-C2 A2 7.455% 6/16/10 .....................    140,000       149,447
   Lehman Large Loan Series 97-LLI A2
     6.84% 9/12/06 ...................................     85,000        87,843

                                                                       Market
                                                          Principal    Value
                                                          Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Commercial Mortgage-Backed
     Securities (continued)
   Nomura Asset Securities Series 93-A1
     6.68% 12/15/01 ..................................   $ 66,061    $   66,436
                                                                     ----------
   Total Commercial Mortgage-Backed Securities
     (cost $397,177) .................................                  406,802
                                                                     ----------
   Corporate Bonds - 40.76%
   Aerospace & Defense - 1.33%
   Atlas Air 9.375% 11/15/06 .........................    155,000       155,775
   Delta Airlines 7.57% 11/15/10 .....................    110,000       116,775
   United Airlines 7.186% 4/1/11 .....................    120,000       125,150
                                                                     ----------
                                                                        397,700
                                                                     ----------
   Automobiles & Automotive Parts - 0.73%
   Avis Group Holdings 11.00% 5/1/09 .................    100,000       108,500
   Daimlerchrysler 8.50% 1/18/31 .....................    105,000       110,298
                                                                     ----------
                                                                        218,798
                                                                     ----------
   Banking, Finance & Insurance  - 4.08%
   Citigroup 6.75% 12/1/05 ...........................    100,000       102,864
***Coaxial LLC 12.875% 8/15/08 .......................    190,000       138,225
   Midland Funding II 11.75% 7/23/05 .................    225,000       244,125
   Osprey Trust 144A 8.31% 1/15/03 ...................    200,000       205,960
***Pinnacle Holdings 10.00% 3/15/08 ..................    100,000        60,500
   RBF Finance 11.375% 3/15/09 .......................    185,000       218,300
   Sovereign Bancorp 10.50% 11/15/06 .................     85,000        89,144
   Wells Fargo Bank 7.55% 6/21/10 ....................    150,000       161,956
                                                                     ----------
                                                                      1,221,074
                                                                     ----------
   Cable, Media & Publishing - 5.26%
   Adelphia Communications
     10.50% 7/15/04 ..................................     90,000        90,900
     10.875% 10/1/10 .................................     85,000        90,525
   Antenna TV 9.00% 8/1/07 ...........................    140,000       134,400
   British Sky Broadcasting 8.20% 7/15/09 ............    160,000       160,276
   Charter Communications 8.25% 4/1/07 ...............    210,000       203,438
   Charter Communications 144A
     10.75% 10/1/09 ..................................     80,000        84,600
   Classic Cable 10.50% 3/1/10 .......................    300,000       132,000
   Comcast Cable Communications
     6.75% 1/30/11 ...................................     60,000        59,961
   CSC Holdings 7.25% 7/15/08 ........................    200,000       199,589
   Mediacom LLC 144A 9.50% 1/15/13 ...................     55,000        55,825
   Sinclair Broadcast 10.00% 9/30/05 .................    170,000       171,275
   Sprint Capital 7.625% 1/30/11 .....................     50,000        50,815
   Time Warner Entertainment
     8.375% 3/15/23 ..................................    125,000       140,421
                                                                     ----------
                                                                      1,574,025
                                                                     ----------
   Chemicals - 1.31%
   Avecia 11.00% 7/1/09 ..............................    190,000       197,600
   IMC Global 7.40% 11/1/02 ..........................     80,000        76,173
   Lyondell Chemical 9.875% 5/1/07 ...................    115,000       117,875
                                                                     ----------
                                                                        391,648
                                                                     ----------

                                                                       Market
                                                          Principal    Value
Delaware Strategic Income Fund                            Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Computers & Technology - 0.71%
   Amkor Technology 144A 9.25% 5/1/06 ................   $ 80,000    $   81,000
   Computer Science 7.50% 8/8/05 .....................    125,000       130,520
                                                                     ----------
                                                                        211,520
                                                                     ----------

   Electronics & Electrical Equipment - 0.72%
   Arrow Electronics 8.20% 10/1/30 ...................     60,000        60,712
   Flextronics International 144A
     9.875% 7/1/10 ...................................    145,000       154,788
                                                                     ----------
                                                                        215,500
                                                                     ----------
   Energy - 3.55%
   Chesapeake Energy 9.625% 5/1/05 ...................    200,000       207,000
   Nuevo Energy Series B 9.50% 6/1/08 ................    140,000       140,700
   Parker Drilling 9.75% 11/15/06 ....................    220,000       227,700
   Pride International 10.00% 6/1/09 .................     45,000        48,488
   PSE&G Energy Holdings 10.00% 10/1/09 ..............    150,000       162,311
   R&B Falcon 9.125% 12/15/03 ........................    120,000       125,400
   Triton Energy 8.875% 10/1/07 ......................    145,000       148,625
                                                                     ----------
                                                                      1,060,224
                                                                     ----------
   Food, Beverage & Tobacco - 0.57%
 **Big V Supermarkets 11.00% 2/15/04 .................    350,000        78,750
   Di Giorgio 10.00% 6/15/07 .........................    100,000        92,500
                                                                     ----------
                                                                        171,250
                                                                     ----------
   Healthcare & Pharmaceuticals - 1.00%
   Tenet Healthcare 7.625% 6/1/08 ....................    245,000       247,450
   United Healthcare 7.50% 11/15/05 ..................     50,000        52,543
                                                                     ----------
                                                                        299,993
                                                                     ----------
   Industrial Machinery - 0.54%
   Pierce Leahy 8.125% 5/15/08 .......................    170,000       162,350
                                                                     ----------
                                                                        162,350
                                                                     ----------
   Leisure, Lodging & Entertainment - 3.83%
   Anchor Gaming 144A 9.875% 10/15/08 ................    105,000       110,513
   Bally Total Fitness 9.875% 10/15/07 ...............    185,000       174,825
   Harrah's Operating Company
     7.875% 12/15/05 .................................    145,000       145,000
   HMH Properties Series B 7.875% 8/1/08 .............    120,000       118,200
   International Game Technology
     8.375% 5/15/09 ..................................    165,000       168,713
   Meristar Hospitality 144A 9.00% 1/15/08 ...........    105,000       106,575
   Park Place Entertainment 7.875% 12/15/05 ..........    165,000       164,175
   Six Flags 144A 9.50% 2/1/09 .......................     85,000        85,744
   Venetian Casino Resort 12.25% 11/15/04 ............     70,000        73,325
                                                                     ----------
                                                                      1,147,070
                                                                     ----------
   Metals & Mining - 1.21%
   Golden Northwest 12.00% 12/15/06 ..................    155,000       138,725
   P&L Coal 9.625% 5/15/08 ...........................    120,000       124,800
   USX 6.85% 3/1/08 ..................................    100,000        99,377
                                                                     ----------
                                                                        362,902
                                                                     ----------

                                                                       Market
                                                          Principal    Value
                                                          Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Packaging & Containers - 1.00%
   Stone Container 10.75% 10/1/02 ....................   $180,000    $  183,600
   Stone Container 144A 9.25% 2/1/08 .................    110,000       113,850
                                                                     ----------
                                                                        297,450
                                                                     ----------
   Paper & Forest Products - 0.41%
   Doman Industries 12.00% 7/1/04 ....................    120,000       122,700
                                                                     ----------
                                                                        122,700
                                                                     ----------
   Real Estate - 0.40%
   Simon Property 144A 7.375% 1/20/06 ................    120,000       120,126
                                                                     ----------
                                                                        120,126
                                                                     ----------
   Retail - 1.58%
   Advance Stores 10.25% 4/15/08 .....................    100,000        84,500
   Buhrman U.S. 12.25% 11/1/09 .......................    155,000       161,975
   J Crew Operating 10.375% 10/15/07 .................    100,000        91,500
   Levi Strauss 144A 11.625% 1/15/08 .................     50,000        52,125
   Lowe's Companies 7.50% 12/15/05 ...................     80,000        83,462
                                                                     ----------
                                                                        473,562
                                                                     ----------
   Telecommunications - 9.47%
   Adelphia Business Solutions
     Series B 12.25% 9/1/04 ..........................    105,000       103,950
   Bellsouth Capital Funding 7.875% 2/15/30 ..........     20,000        22,212
   British Telecommunications
     8.625% 12/15/30 .................................     65,000        70,002
   Crown Castle International 10.75% 8/1/11 ..........    105,000       112,875
   Dobson Communications 10.875% 7/1/10 ..............    110,000       116,600
   Echostar DBS 9.375% 2/1/09 ........................    145,000       150,075
   Exodus Communications 10.75% 12/15/09 .............    170,000       161,500
   Global Crossing 9.625% 5/15/08 ....................    175,000       175,000
   Insight Midwest 144A 10.50% 11/1/10 ...............    160,000       171,200
   Level 3 Communications 9.125% 5/1/08 ..............    225,000       201,938
   McLeodUSA 11.375% 1/1/09 ..........................    165,000       175,725
   Metromedia Fiber Network 10.00% 11/15/08 ..........    140,000       130,900
   Nextel Communications
      9.375% 11/15/09 ................................    135,000       133,988
      9.50% 2/1/11 ...................................    300,000       301,500
      12.00% 11/1/08 .................................    255,000       269,663
   Nextlink Communications
     10.75% 11/15/08 .................................     50,000        46,625
     12.50% 4/15/06 ..................................     65,000        64,025
   NTL Communications 144A 11.875% 10/1/10 ...........     60,000        58,650
   Rural Cellular 9.625% 5/15/08 .....................    115,000       110,975
   Williams Communications
     10.875% 10/1/09 .................................    135,000       122,175
   Winstar Communications 12.75% 4/15/10 .............    170,000       135,150
                                                                     ----------
                                                                      2,834,728
                                                                     ----------
   Transportation & Shipping - 0.63%
   Stagecoach Holdings 8.625% 11/15/09 ...............    200,000       188,291
                                                                     ----------
                                                                        188,291
                                                                     ----------

                                                                       Market
                                                          Principal    Value
Delaware Strategic Income Fund                            Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Utilities - 2.43%
   AES
     8.75% 12/15/02 ..................................   $150,000    $  154,875
     10.25% 7/15/06 ..................................    105,000       109,725
   Azurix 10.75% 2/15/10 .............................    140,000       137,200
   Calpine 8.625% 8/15/10 ............................    160,000       165,068
   CMS Energy 9.875% 10/15/07 ........................    150,000       161,216
                                                                     ----------
                                                                        728,084
                                                                     ----------
   Total Corporate Bonds
     (cost $12,270,028) ..............................               12,198,995
                                                                     ----------
   Foreign Bonds - 37.14%
   Australia - 1.83%
   Queensland Treasury 8.00% 8/14/01 ........   AUD       670,000       372,470
   Queensland Treasury Global
     8.00% 5/14/03 ..........................             300,000       174,335
                                                                     ----------
                                                                        546,805
                                                                     ----------
   Austria - 1.35%
   Bank of Austria 10.875% 11/17/04 .........   AUD       383,000       244,962
   Republic of Austria 7.25% 5/3/07 .........   DEM       300,000       159,483
                                                                     ----------
                                                                        404,445
                                                                     ----------
   Brazil - 2.86%
   Federal Republic of Brazil
     11.00% 8/17/40 .........................   USD     1,000,000       855,000
                                                                     ----------
                                                                        855,000
                                                                     ----------
   Canada - 2.12%
   Cott 9.375% 7/1/05 .......................   USD        80,000        80,600
   Government of Canada
     10.25% 3/15/14 .........................   CAD       230,000       218,854
   Ontario Province 6.25% 12/3/08 ...........   NZD       500,000       213,516
   Tembec Industries 144A 8.50% 2/1/11 ......   USD       120,000       122,400
                                                                     ----------
                                                                        635,370
                                                                     ----------
   Chile - 0.25%
   Banco Santander 6.50% 11/1/05 ............   USD        75,000        74,121
                                                                     ----------
                                                                         74,121
                                                                     ----------
   Greece - 1.50%
   Hellenic Republic
     8.60% 3/26/08 ..........................   EUR       205,429       229,305
     8.70% 4/8/05 ...........................             205,429       218,292
                                                                     ----------
                                                                        447,597
                                                                     ----------
   Italy - 0.96%
   Buoni Poliennali Del Tes
     12.00% 1/1/03 ..........................   EUR       273,722       288,371
                                                                     ----------
                                                                        288,371
                                                                     ----------
   Japan - 0.46%
   Electric Power Development
     10.375% 9/27/01 ........................   CAD       200,000       137,466
                                                                     ----------
                                                                        137,466
                                                                     ----------

                                                                       Market
                                                          Principal    Value
                                                          Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Foreign Bonds (continued)
   Mexico - 2.21%
   United Mexican States
     7.375% 7/6/06 ..........................   EUR       250,000    $  242,351
     8.25% 2/24/09 ..........................   MXN       600,000       294,918
   Telefonos Mexico 144A ....................   USD       125,000       125,313
                                                                     ----------
                                                                        662,582
                                                                     ----------
   Netherlands - 1.16%
   Bank Neder Gemeenten
     9.125% 9/27/04 .........................   CAD       380,000       282,878
   Telefonica Europe 8.25% 9/15/30 ..........   USD        60,000        65,095
                                                                     ----------
                                                                        347,973
                                                                     ----------
   New Zealand - 2.44%
   New Zealand Government
     8.00% 11/15/06 .........................   NZD     1,500,000       731,799
                                                                     ----------
                                                                        731,799
                                                                     ----------
   Poland - 3.45%
   Poland Government
     6.00% 5/24/09 ..........................   PLZ     1,000,000       179,927
     12.00% 10/12/03 ........................           3,700,000       852,382
                                                                     ----------
                                                                      1,032,309
                                                                     ----------
   South Africa - 6.26%
   Electricity Supply 11.00% 6/1/08 .........   ZAR     4,500,000       532,782
   Republic of South Africa
     12.50% 1/15/02 .........................           3,000,000       393,239
     12.50% 12/21/06 ........................           2,000,000       262,306
     13.00% 8/31/10 .........................           2,800,000       373,318
   Transnet 16.50% 4/1/10 ...................           2,000,000       310,437
                                                                     ----------
                                                                      1,872,082
                                                                     ----------
   Spain - 1.85%
   Spanish Government
     5.15% 7/30/09 ..........................   EUR       590,000       553,245
                                                                     ----------
                                                                        553,245
                                                                     ----------
   Supranational - 2.46%
   International Bank of Reconstruction &
     Development 5.50% 11/3/08 ..............   NZD       600,000       247,705
   International Finance
     6.75% 7/15/09 ..........................           1,100,000       487,025
                                                                     ----------
                                                                        734,730
                                                                     ----------
   Sweden - 4.33%
   Swedish Government
     8.00% 8/15/07 ..........................   SEK     8,000,000       987,870
     10.25% 5/5/03 ..........................           2,600,000       308,635
                                                                     ----------
                                                                      1,296,505
                                                                     ----------
   United Kingdom - 1.65%
   Halifax 5.625% 7/23/07 ...................   DEM       900,000       437,858
***Telewest Communications
     11.375% 2/1/10 .........................   USD       100,000        57,250
                                                                     ----------
                                                                        495,108
                                                                     ----------
   Total Foreign Bonds
     (cost $13,072,507) .....................                        11,115,508
                                                                     ----------

                                                                       Market
                                                          Principal    Value
Delaware Strategic Income Fund                            Amount*      (U.S. $)
--------------------------------------------------------------------------------
   Non-Agency Collateralized Mortgage
     Obligations - 0.31%
   Residential Accredit Loans
     Series 98-QS9 A3 6.75% 7/25/28 ..................    $90,000       $92,540
                                                                     ----------
   Total Non-Agency Collateralized Mortgage
     Obligations (cost $90,000) ......................                   92,540
                                                                     ----------
   U.S. Treasury Obligations - 1.90%
   U.S. Treasury Bond
     6.125% 8/15/29 ..................................     17,000        18,349
     8.125% 8/15/19 ..................................    180,000       231,745
    +10.75% 8/15/05 ..................................    200,000       246,649
   U.S. Treasury Note
     5.75% 11/15/05 ..................................     25,000        25,989
   U.S Treasury N/B 5.75% 8/15/10 ....................     45,000        47,028
                                                                     ----------
   Total U.S. Treasury Obligations
     (cost $541,220) .................................                  569,760
                                                                    -----------
                                                        Number of
                                                        Shares
                                                        ---------
   Preferred Stock - 0.31%
   Centaur Funding 144A 9.08% 4/21/20 ................        850        92,172
                                                                    -----------
   Total Preferred Stock (cost $85,914) ..............                   92,172
                                                                    -----------
                                                        Principal
                                                        Amount
                                                        ---------
   Repurchase Agreements - 8.39%
   With BNP Paribas 5.68% 2/1/01
     (dated 1/31/01, collateralized by $853,000
     U.S.Treasury Notes 5.875% due 10/31/01,
     market value $872,508) ..........................   $853,000       853,000
   With Chase Manhattan 5.67% 2/1/01
     (dated 1/31/01, collateralized by $742,000
     U.S. Treasury Notes 5.50% due 5/31/03,
     market value $759,851 and $181,000
     U.S. Treasury Notes 4.25% due 11/15/03,
     market value $180,338) ..........................    916,000       916,000
   With UBS Warburg 5.64% 2/1/01
     (dated 1/31/01, collateralized by $364,000
     U.S. Treasury Notes 7.25% due 5/15/04,
     market value $396,173 and $326,000
     U.S.Treasury Notes 13.375% due 8/15/01,
     market value $360,692) ..........................    742,000       742,000
                                                                    -----------
   Total Repurchase Agreements
     (cost $2,511,000) ...............................                2,511,000
                                                                    -----------
   Total Market Value of Securities - 99.10%
     (cost $31,600,873) ..............................              $29,656,762
   Receivables and Other Assets
     Net of Liabilities - 0.90% ......................                  269,969
                                                                    -----------
   Net Assets Applicable to 7,171,099 Shares
     Outstanding - 100.00% ...........................              $29,926,731
                                                                    ===========

-------------------------------------------------------------------------------

   Net Asset Value - Delaware Strategic Income
     Fund Class A
     ($11,678,616 / 2,797,349 Shares) ................                    $4.17
                                                                          -----
   Net Asset Value - Delaware Strategic Income
     Fund Class B
     ($13,207,632 / 3,165,566 Shares) ................                    $4.17
                                                                          -----
   Net Asset Value - Delaware Strategic Income
     Fund Class C
     ($3,806,237 / 912,231 Shares) ...................                    $4.17
                                                                          -----
   Net Asset Value - Delaware Strategic Income
     Fund Institutional Class
     ($1,234,246 / 295,953 Shares) ...................                    $4.17
                                                                          -----
   Components of Net Assets at January 31, 2001:
   Shares of beneficial interest
     (unlimited authorization - no par) ..............              $42,303,626
   Distributions in excess of net
     investment income++ .............................                 (741,976)
   Accumulated net realized loss
     on investments ..................................               (9,688,763)
   Net unrealized depreciation of investments
     and foreign currencies ..........................               (1,946,156)
                                                                    -----------
   Total net assets ..................................              $29,926,731
                                                                    ===========

----------
  * Principal amount is stated in the currency in which each bond is denominated.

 ** Non-income producing security. Security is currently in default.

*** Zero coupon bond as of January 31, 2001. The interest rate shown is the step-up rate.

  + Fully or partially pledged as collateral for financial futures contracts.

 ++ Distributions in excess of net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

   Summary of Abbreviations:

   AUD - Australian Dollar                   NZD - New Zealand Dollar

   CAD - Canadian Dollar                     PLZ - Polish Zloty

   DEM - German Mark                         SEK - Swedish Krona

   EUR - European Monetary Unit              USD - U.S. Dollar

   MXN - Mexican Peso                        ZAR - South African Rand

   Net Asset Value and Offering Price per Share--
     Delaware Strategic Income Fund
   Net asset value Class A (A) .......................                    $4.17
   Sales charge (4.75% of offering price or 5.04%
     of the amount invested per share) (B) ...........                     0.21
                                                                          -----
   Offering price ....................................                    $4.38
                                                                          =====
----------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

   (B) See current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities

January 31, 2001 (Unaudited)                      Delaware Strategic Income Fund
--------------------------------------------------------------------------------
Assets:
Investments at market .....................................       $29,656,762
Cash and foreign currencies ...............................            12,130
Dividends and interest receivable .........................           659,089
Subscriptions receivable ..................................           126,207
Receivable for securities sold ............................           831,167
Other assets ..............................................           186,456
                                                                  -----------
Total assets ..............................................        31,471,811
                                                                  -----------

Liabilities:
Payable for securities purchased ..........................         1,436,747
Liquidations payable ......................................             9,919
Distributions payable .....................................                84
Other accounts payable and accrued expenses ...............            98,330
                                                                  -----------
Total liabilities .........................................         1,545,080
                                                                  -----------

Total Net Assets ..........................................       $29,926,731
                                                                  ===========

                             See accompanying notes

Statement of Operations

Six Months Ended January 31, 2001 (Unaudited)     Delaware Strategic Income Fund
--------------------------------------------------------------------------------

Investment Income:
Interest .....................................................................................  $1,406,023
Dividends ....................................................................................      19,206     $1,425,229
                                                                                                ----------     ----------
Expenses:
Distribution expenses ........................................................................     100,981
Management fees ..............................................................................      97,259
Dividend disbursing and transfer agent fees and expenses .....................................      86,150
Reports and statements to shareholders .......................................................      27,900
Registration fees ............................................................................      24,100
Custodian fees ...............................................................................       8,034
Accounting and administration fees ...........................................................       6,095
Taxes (other than taxes on income) ...........................................................       3,260
Amortization of organization expenses ........................................................       2,515
Trustees' fees ...............................................................................       2,200
Professional fees ............................................................................       1,800
Other ........................................................................................       1,131
                                                                                                ----------
                                                                                                                  361,425
Less expenses absorbed or waived .............................................................                   (147,788)
Less expenses paid indirectly ................................................................                       (372)
                                                                                                               ----------
Total expenses ...............................................................................                    213,265
                                                                                                               ----------
Net Investment Income ........................................................................                  1,211,964
                                                                                                               ----------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized loss on:
Investments ..................................................................................                 (1,896,351)
Futures contracts ............................................................................                     (2,492)
Foreign currencies ...........................................................................                   (214,456)
                                                                                                               ----------
Net realized loss ............................................................................                 (2,113,299)
Net change in unrealized appreciation/depreciation of investments and foreign currencies .....                  1,172,156
                                                                                                               ----------
Net Realized and Unrealized Loss on Investments and Foreign Currencies: ......................                   (941,143)
                                                                                                               ----------
Net Increase in Net Assets Resulting from Operations .........................................                 $  270,821
                                                                                                               ==========

           See accompanying notes#Statements of Changes in Net Assets

Statement of Changes in Net Assets

                                                  Delaware Strategic Income Fund
--------------------------------------------------------------------------------

                                                                                            Six Months Ended       Year Ended
                                                                                                 1/31/01             7/31/00
                                                                                               (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income .....................................................................  $ 1,211,964            $ 3,449,297
Net realized loss on investments, futures contracts and foreign currencies ................   (2,113,299)            (4,894,374)
Net change in unrealized appreciation/depreciation of investments and foreign currencies ..    1,172,156                57, 987
                                                                                             ----------------------------------
Net increase (decrease) in net assets resulting from operations ...........................      270,821             (1,387,090)
                                                                                             ----------------------------------
Distributions to Shareholders from:
Net investment income:
  Class A .................................................................................     (537,464)            (1,191,011)
  Class B .................................................................................     (571,525)            (1,208,162)
  Class C .................................................................................     (170,669)              (389,409)
  Institutional Class .....................................................................      (51,983)              (176,998)
In excess of net investment income:
  Class A .................................................................................           --               (165,181)
  Class B .................................................................................           --               (174,208)
  Class C .................................................................................           --                (54,566)
  Institutional Class .....................................................................           --                (13,888)
                                                                                             ----------------------------------
                                                                                              (1,331,641)            (3,373,423)
                                                                                             ----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .................................................................................    1,198,712              2,831,086
  Class B .................................................................................    1,031,765              3,279,768
  Class C .................................................................................      140,236                876,713
  Institutional Class .....................................................................      322,072                773,260
Net asset value of shares issued upon reinvestment of dividends:
  Class A .................................................................................      353,458                933,011
  Class B .................................................................................      304,886                808,839
  Class C .................................................................................      114,349                303,940
  Institutional Class .....................................................................       51,983                190,588
                                                                                             ----------------------------------
                                                                                               3,517,461              9,997,205
                                                                                             ----------------------------------
Cost of shares repurchased:
  Class A .................................................................................   (1,718,592)            (8,460,925)
  Class B .................................................................................   (1,825,567)            (7,206,187)
  Class C .................................................................................     (702,257)            (2,677,527)
  Institutional Class .....................................................................     (151,180)            (3,997,655)
                                                                                             ----------------------------------
                                                                                              (4,397,596)           (22,342,294)
                                                                                             ----------------------------------
Decrease in net assets derived from capital share transactions ............................     (880,135)           (12,345,089)
                                                                                             ----------------------------------
Net Decrease in Net Assets ................................................................   (1,940,955)           (17,105,602)
Net Assets:
Beginning of period .......................................................................   31,867,686             48,973,288
                                                                                             ----------------------------------
End of period .............................................................................  $29,926,731            $31,867,686
                                                                                             ==================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:   Delaware Strategic Income Fund Class A
--------------------------------------------------------------------------------

                                                              Six Months                                       10/1/96(2)
                                                                Ended                Year Ended                    to
                                                               1/31/01(1)  7/31/00     7/31/99      7/31/98     7/31/97
                                                              (Unaudited)

Net asset value, beginning of period ........................  $4.320      $4.860       $5.480      $5.700       $5.500

Income (loss) from investment operations:
  Net investment income(3) ..................................   0.178       0.413        0.462       0.444        0.337
  Net realized and unrealized gain (loss) on investments ....  (0.133)     (0.540)      (0.607)     (0.104)       0.204
                                                               --------------------------------------------------------
  Total from investment operations ..........................   0.045      (0.127)      (0.145)      0.340        0.541
                                                               --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.195)     (0.356)      (0.440)     (0.440)      (0.341)
  Distributions in excess of net investment income ..........      --      (0.057)          --          --           --
  Distributions from net realized gain on investments .......      --         --        (0.035)     (0.120)          --
                                                               --------------------------------------------------------
Total dividends and distributions ...........................  (0.195)     (0.413)      (0.475)     (0.560)      (0.341)
                                                               --------------------------------------------------------

Net asset value, end of period ..............................  $4.170      $4.320       $4.860      $5.480       $5.700
                                                               ========================================================

Total return(4) .............................................   1.19%      (2.67%)      (2.77%)      6.23%       10.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................... $11,679     $12,238      $18,757     $17,871       $9,144
  Ratio of expenses to average net assets ...................   1.00%       1.00%        1.00%       1.00%        1.00%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.99%       1.75%        1.55%       1.73%        2.12%
  Ratio of net investment income to average net assets ......   8.51%       9.20%        8.97%       7.93%        7.76%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   7.52%       8.45%        8.42%       7.20%        6.64%
  Portfolio turnover ........................................    101%        127%         156%        175%         183%

------

(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999 and 2000 and period ended January 31, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:   Delaware Strategic Income Fund Class B
--------------------------------------------------------------------------------

                                                              Six Months                                       10/1/96(2)
                                                                Ended                Year Ended                    to
                                                               1/31/01(1)  7/31/00     7/31/99      7/31/98     7/31/97
                                                              (Unaudited)
Net asset value, beginning of period                           $4.320      $4.860       $5.480      $5.700       $5.500

Income (loss) from investment operations:
  Net investment income(3) ..................................   0.162       0.378        0.424       0.402        0.308
  Net realized and unrealized gain (loss) on investments ....  (0.133)     (0.540)      (0.607)     (0.100)       0.203
                                                               --------------------------------------------------------
  Total from investment operations ..........................   0.029      (0.162)      (0.183)      0.302        0.511
                                                               --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.179)     (0.325)      (0.402)     (0.402)      (0.311)
  Distributions in excess of net investment income ..........      --      (0.053)          --           --           --
  Distributions from net realized gain on investments .......      --          --       (0.035)     (0.120)      --
                                                               --------------------------------------------------------
  Total dividends and distributions .........................  (0.179)     (0.378)      (0.437)     (0.522)      (0.311)
                                                               --------------------------------------------------------

Net asset value, end of period ..............................  $4.170      $4.320       $4.860      $5.480       $5.700
                                                               ========================================================

Total return(4) .............................................   1.04%      (3.63%)      (3.31%)      5.32%        9.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................... $13,208     $14,184      $19,318     $15,602       $6,878
  Ratio of expenses to average net assets ...................   1.75%       1.75%        1.75%       1.75%        1.75%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   2.74%       2.50%        2.30%       2.48%        2.87%
  Ratio of net investment income to average net assets ......   7.76%       8.45%        8.22%       7.18%        7.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   6.77%       7.70%        7.67%       6.45%        5.89%
  Portfolio turnover ........................................    101%        127%         156%        175%         183%

------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999 and 2000 and period ended January 31, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:   Delaware Strategic Income Fund Class C
--------------------------------------------------------------------------------

                                                              Six Months                                       10/1/96(2)
                                                                Ended                Year Ended                    to
                                                               1/31/01(1)  7/31/00     7/31/99      7/31/98     7/31/97
                                                              (Unaudited)

Net asset value, beginning of period ........................  $4.320      $4.860       $5.480      $5.700       $5.500

Income (loss) from investment operations:
  Net investment income(3) ..................................   0.162       0.378        0.424       0.402        0.313
  Net realized and unrealized gain (loss) on investments ....  (0.133)     (0.540)      (0.607)     (0.100)       0.198
                                                               --------------------------------------------------------
  Total from investment operations ..........................   0.029      (0.162)      (0.183)      0.302        0.511
                                                               --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.179)     (0.325)      (0.402)     (0.402)      (0.311)
  Distributions in excess of net investment income ..........      --      (0.053)          --          --           --
  Distributions from net realized gain on investments .......      --          --       (0.035)     (0.120)          --
                                                               --------------------------------------------------------
Total dividends and distributions ...........................  (0.179)     (0.378)      (0.437)     (0.522)      (0.311)
                                                               --------------------------------------------------------

Net asset value, end of period ..............................  $4.170      $4.320       $4.860      $5.480       $5.700
                                                               ========================================================

Total return(4) .............................................   0.80%      (3.41%)      (3.32%)      5.32%        9.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................  $3,806      $4,402       $6,548      $5,276       $1,944
  Ratio of expenses to average net assets ...................   1.75%       1.75%        1.75%       1.75%        1.75%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   2.74%       2.50%        2.30%       2.48%        2.87%
  Ratio of net investment income to average net assets ......   7.76%       8.45%        8.22%       7.18%        7.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   6.77%       7.70%        7.67%       6.45%        5.89%
  Portfolio turnover ........................................    101%        127%         156%        175%         183%

------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999 and 2000 and period ended January 31, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                           Delaware Strategic Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------

                                                              Six Months                                       10/1/96(2)
                                                                Ended                Year Ended                    to
                                                               1/31/01(1)  7/31/00     7/31/99      7/31/98     7/31/97
                                                              (Unaudited)

Net asset value, beginning of period ........................  $4.310      $4.850       $5.470      $5.700       $5.500

Income (loss) from investment operations:
  Net investment income(3) ..................................   0.183       0.424        0.475       0.458        0.367
  Net realized and unrealized gain (loss) on investments ....  (0.123)     (0.540)      (0.603)     (0.111)       0.187
                                                               --------------------------------------------------------
  Total from investment operations ..........................   0.060      (0.116)      (0.128)      0.347        0.554
                                                               --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.200)     (0.365)      (0.457)     (0.457)      (0.354)
  Distributions in excess of net investment income ..........      --      (0.059)          --          --           --
  Distributions from net realized gain on investments .......      --          --       (0.035)     (0.120)          --
                                                               --------------------------------------------------------
  Total dividends and distributions .........................  (0.200)     (0.424)      (0.492)     (0.577)      (0.354)
                                                               --------------------------------------------------------

Net asset value, end of period ..............................  $4.170      $4.310       $4.850      $5.470       $5.700
                                                               ========================================================

Total return(4)..............................................   1.56%      (2.45%)      (2.46%)      6.36%       10.36%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................  $1,234      $1,044       $4,350      $3,764       $3,405
  Ratio of expenses to average net assets ...................   0.75%       0.75%        0.75%       0.75%        0.75%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.74%       1.50%        1.30%       1.48%        1.87%
  Ratio of net investment income to average net assets ......   8.76%       9.45%        9.22%       8.18%        7.90%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   7.77%       8.70%        8.67%       7.45%        6.78%
  Portfolio turnover ........................................    101%        127%         156%        175%         183%

------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended July 31, 1998, 1999 and 2000 and period ended January 31, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds, (the "Trust"), is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $684 for the period ended January 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $990 for the period ended January 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 million and 0.50% on the average daily net assets in excess $2.5 million. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. DMC pays DIAL a fee equal to one third of the investment management fees. The Fund does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution fees do not exceed 0.75% of average daily net assets of the Fund through September 30, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At January 31, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $16,322.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. At January 31, 2001, the Fund had a liability for distribution fees and other expenses payable to DMC and affiliates of $39,256.

For the period ended January 31, 2001, DDLP earned $3,231 for commissions on sales of the Fund Class A shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended January 31, 2001, the Fund made purchases of $25,140,405 and sales of $27,807,096 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2001, the cost of investments was $31,600,873. At January 31, 2001, net unrealized depreciation was $1,944,925 of which $571,221 related to unrealized appreciation of investments and $2,516,146 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2000 of $4,111,328 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire in 2008.

4. Capital Shares
Transactions in capital stock shares were as follows:

                                               Six Months           Year
                                                 Ended              Ended
                                                1/31/01            7/31/00
Shares sold:
   Class A ..................................   289,266            617,140
   Class B ..................................   247,265            714,034
   Class C ..................................    33,756            190,656
   Institutional Class ......................    78,313            171,608

Shares issued upon reinvestment of dividends:
   Class A ..................................    85,786            204,284
   Class B ..................................    74,035            176,704
   Class C ..................................    27,768            866,523
   Institutional Class ......................    12,636             41,256
                                              ---------          ---------
                                                848,825          2,182,205
                                              ---------          ---------
Shares repurchased:
   Class A ..................................  (411,678)        (1,844,994)
   Class B ..................................  (442,227)        (1,577,164)
   Class C ..................................  (169,105)          (583,482)
   Institutional Class ......................   (36,896)          (867,552)
                                              ---------          ---------
                                             (1,059,906)        (4,873,192)
                                              ---------          ---------
Net decrease ................................  (211,081)        (3,690,987)
                                              =========          =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at January 31, 2001, or at any time during the period.

6. Foreign Exchange Contracts
In the event the Fund enters into forward foreign currency exchange contracts it will generally do so as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The fund may also use these contacts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value of the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at January 31, 2001.

7. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2001 were as follows:

 Contracts             Notional                                 Unrealized
To Buy/Sell         Cost (Proceeds)        Expiration           Gain (Loss)
-----------         ---------------        ----------          -------------
10 U.S. Treasury       $1,033,906             3/01                ($781)
  5 yr Notes

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing them in a timely manner and at a fair price when it is necessary or desirable to do so.

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                         International and Global              Tax-Exempt Income
   o  Technology and Innovation              o  Emerging Markets Fund              o  National High-Yield
       Fund                                  o  New Pacific Fund                       Municipal Bond Fund
   o  American Services Fund                 o  Overseas Equity Fund               o  Tax-Free USA Fund
   o  Select Growth Fund                     o  International Equity Fund          o  Tax-Free Insured Fund
   o  Trend Fund                             o  Global Equity Fund                 o  Tax-Free USA
   o  Growth Opportunities Fund              o  Global Bond Fund                       Intermediate Fund
   o  Small Cap Value Fund                                                         o  State Tax-Free Funds*
   o  U.S. Growth Fund                    Current Income
   o  Tax-Efficient Equity Fund              o  Delchester Fund                 Stability of Principal
   o  Social Awareness Fund                  o  High-Yield                         o  Cash Reserve
   o  Growth Stock Fund                          Opportunities Fund                o  Tax-Free Money Fund
                                             o  Strategic Income Fund
Total Return                                 o  Corporate Bond Fund             Asset Allocation
   o  Blue Chip Fund                         o  Extended Duration                  o  Foundation Funds
   o  Devon Fund                                 Bond Fund                             Growth Portfolio
   o  Growth and Income Fund                 o  American Government                    Balanced Portfolio
   o  Decatur Equity                             Bond Fund                             Income Portfolio
       Income Fund                           o  U.S. Government
   o  REIT Fund                                  Securities Fund
   o  Balanced Fund                          o  Limited-Term
                                                 Government Fund

*Currently available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                              Thomas F. Madison                          Investment Manager
                                               President and Chief Executive Officer      Delaware Management Company
Charles E. Haldeman, Jr.                       MLM Partners, Inc.                         Philadelphia, PA
Chairman                                       Minneapolis, MN
Delaware Investments Family of Funds                                                      International Affiliate
Philadelphia, PA                               Janet L. Yeomans                           Delaware International Advisers Ltd.
                                               Vice President and Treasurer               London, England
Walter P. Babich                               3M Corporation
Board Chairman                                 St. Paul, MN                               National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                            AFFILIATED OFFICERS                        Philadelphia, PA

David K. Downes                                William E. Dodge                           Shareholder Servicing, Dividend
President and Chief Executive Officer          Executive Vice President and               Disbursing and Transfer Agent
Delaware Investments Family of Funds           Chief Investment Officer, Equity           Delaware Service Company, Inc.
Philadelphia, PA                               Delaware Investments Family of Funds       Philadelphia, PA
                                               Philadelphia, PA
John H. Durham                                                                            2005 Market Street
Private Investor                               Jude T. Driscoll                           Philadelphia, PA 19103-7057
Horsham, PA                                    Executive Vice President and
                                               Head of Fixed Income
John A. Fry                                    Delaware Investments Family of Funds
Executive Vice President                       Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                               Richard J. Flannery
                                               President and Chief Executive Officer
Anthony D. Knerr                               Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates         Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC




(4347)                                        Printed in the USA
SA-125 [1/01] BUR 3/01                                      J6881